AMENDMENT NO. 1 TO FIRST AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


     This Amendment No. 1 to First Amended and Restated Loan and Security Agreement (this "Amendment") is entered into as of this 30th day of November, 1999, by and among FINOVA Capital Corporation ("Lender"), a Delaware corporation, and CR Resorts Cancun, S. de R.L. de C.V. ("CR Cancun"); CR Resorts Los Cabos, S. de R.L. de C.V. ("CR Cabos"); CR Resorts Puerto Vallarta, S. de R.L. de C.V. ("CR Puerto Vallarta"); Corporacion Mexitur, S. de R.L. de C.V. ("Corporacion Mexitur"); CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V. ("Cancun Sub"); CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V. ("Cabos Sub"), CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V. ("Puerto Vallarta Sub"), (collectively the "Original Borrowers"), Promotora Villa Vera,
S. de R.L. de C.V. ("Promotora") and Villa Vera Resort, S. de R.L. de C.V. ("Villa Vera" and together with Promotora and the Original Borrowers, collectively, the "Borrower").

                                R E C I T A L S :

     A. The Original Borrowers and Lender entered into a First Amended and Restated Loan and Security Agreement dated as of April 23, 1999, (the "Original Loan Agreement" and together with this Amendment, collectively the "Loan Agreement"), evidencing certain loan facilities from Lender to the Original Borrowers.

     B. Borrower has asked Lender to modify the Original Loan Agreement and the other Loan Documents in accordance with the terms of, and subject to the conditions contained in, this Amendment in order to, among other things, add an additional resort to the definition of Time-Share Project, increase the Maximum Inventory Loan Amount, increase the Maximum Loan Amount, extend the Inventory Loan Borrowing Term Expiration Date, extend the Inventory Loan Maturity Date, add Promotora and Villa Vera as additional Borrowers and extend the Receivables Loan Opening Prepayment Date, and Lender is willing to so amend the Loan Agreement and the other Loan Documents, but only upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of these recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

     1. Definitions. Capitalized terms used in this Amendment and defined herein have such meanings. Unless otherwise defined in this Amendment, all capitalized terms used herein which are defined in the Original Loan Agreement have the same meaning as set forth in the Original Loan Agreement.

     2. Amendments to Loan Agreement. The Original Loan Agreement is hereby amended as follows:

     2.1 Definitions. Article I of the Original Loan Agreement is hereby amended by adding in their proper alphabetical sequence or substituting, as the case may be, the following definitions:

          "'Acapulco Project' shall mean the property commonly known as the Villa Vera Hotel & Racquet Club, located in Acapulco, Guerrero, Mexico.

          "'Borrower' shall mean individually and collectively, jointly and severally, the individuals or business organizations signing the First Amendment as 'Borrower'; and, subject to the restrictions on assignment and transfer contained in the Loan Agreement, their respective successors and assigns."

          "'Collateral' shall mean the Receivables Loan Collateral and the collateral pledged to Lender pursuant to the Security Documents and all products and proceeds thereof, together with all now owned or hereafter acquired right, title and interest of Borrower in and to all of the following:

               (i) A first priority assignment in any management, marketing or other use, maintenance or service contracts for the Time-Share Project;

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               (ii) A first priority  security interest in and to all furniture, furnishings and fixtures of every kind and description (and all improvements and accessions thereto, including, without limitation,
          all  fixtures,  furniture,   appliances,   carpeting,   equipment  and
          furnishings located in the Units or elsewhere within each of the Time-Share Projects) located in or on or used in connection with the Time-Share Project;

               (iii) To the greatest extent permitted under United States and Mexican law, easements, leasehold interests (whether as lessor or lessee), franchises, permits, approvals, licenses, facilities and amenities on, affecting or appurtenant to each of the Time-Share Project and rights to occupy, use and enjoy any such facilities or amenities;

               (iv)  Any  rights  inuring  to  Borrower  as  an   "institutional
          mortgagee," an "institutional lender" or a "mortgagee" in connection with the Time-Share Project;

               (v) Extensions, additions, improvements, betterments, renewals, substitutions and replacements of, for or to any of the Collateral, wherever located, together with the products, proceeds, issues, rents and profits thereof, and any replacements, additions or accessions thereto or substitutions thereof, and all rights in or under insurance policies and to the proceeds of any insurance policies covering any of the other Collateral, all rights to unearned or refunded insurance premiums, and the proceeds of any condemnation awards or any claims regarding any of the other Collateral;

               (vi) A first priority security interest (pledge and deposit), in and to Borrower's interest in all books, records, reports, computer tapes, computer disks and software relating to all or any portion of the Collateral, including, without limitation, Borrower's reservation system for use of the Time-Share Project;

               (vii) A first priority lien (pledge and deposit) in and to the Personal Property, together with the cash and non-cash proceeds thereof, with appropriate non-disturbance language relating to common area equipment, fixtures and furniture;

               (viii) To the extent allowed under Mexican law, an absolute and unconditional first assignment or pledge of any and all leases, subleases, licenses, concessions, entry fees, or other agreements which grant a possessory interest in and to, or the right to use the Time-Share Project or any portion thereof (collectively, the "Tenant Leases");

               (ix) An absolute and unconditional first assignment or pledge of all of the rents, revenues, income, proceeds, royalties, profits and other benefits payable for using, leasing, licensing, possessing, operating from or in, or otherwise enjoying the Time-Share Project pursuant to the Tenant Leases, including, without limitation, damages received upon the occurrence of a default under any of the Tenant Leases and all proceeds payable under any policy of insurance covering loss of rents with respect thereto;

               (x) To the extent  allowed  under  Mexican  law, an absolute  and unconditional first assignment or pledge of all other agreements to which Borrower is or becomes a party or holds any interest therein and which in any way relate to the use, occupancy, management, marketing, maintenance or enjoyment of the Time-Share Projects, including, but not limited to, the Operating Agreement, purchase contracts, and related documents, building permits, construction contracts, completion bonds, utility contracts, maintenance agreements, marketing and sales agreements, management agreements and service contracts, and any agreement guaranteeing the performance of the obligations contained in any of the foregoing agreements, and in and to all related accounts and proceeds and all deposits, letters of credit or other property pledged or delivered pursuant thereto;

               (xi) A first priority security interest in all inventory, supplies, accounts, chattel paper and general intangibles owned or hereafter acquired by Borrower, used or useful in connection with, and placed or to be placed on or under the Time-Share Project and the cash and non-cash proceeds thereof;

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               (xii)  A  first  priority  security  interest  in all  furniture, appliances, furnishings, machinery, plumbing, heating, ventilating, air conditioning systems, fixtures and equipment owned or hereafter acquired by Borrower, used or useful in connection with, and placed or to be placed on or under the Time-Share Project, the Units, the Time-Share Interests and the cash and non-cash proceeds thereof;

               (xiii) The first priority assignment of Borrower's interest in the Declaration, to the greatest extent permitted under Mexican law.

          "'Declaration' shall mean, collectively, with respect to the Club Regina Resort at Puerto Vallarta, the Declaration of Property Regime and its Regulations, formalized in public deed number 11,924, dated August 8, 1997, recorded in the Public Registry of Property in the City of Puerto Vallarta, Mexico, with respect to the Club Regina Resort at Los Cabos, the Declaration of Property Regime and its Regulations, formalized in public deed number 34708, dated August 12, 1997, recorded in the Public Registry of Property in the City of San Jose del Cabo, Mexico, with respect to the Club Regina Resort at Cancun, the Declaration of Property Regime formalized in public deed number 10973, dated August 11, 1997, recorded in the Public Registry in the city of Cancun, Mexico, and the Declaration of Property Regime hereafter created as to the Acapulco Project.

          "'First Amendment' shall mean that certain Amendment No. 1 to First Amended and Restated Loan and Security Agreement by and between Lender and Borrower, dated as of the First Amendment Closing Date."

          "'First Amendment Closing Date' shall mean November 30, 1999."

          "'Guaranty Trusts' shall mean collectively (i) with respect to the Club Regina Resort at Los Cabos, that certain Irrevocable Trust Agreement, dated as of August 18, 1997, by and between Desarrollos Turisticos
     Integrales, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital (predecessor-in-interest to CR Cabos) both as trustor and beneficiary with respect to the Trust Use Rights, the Land Trustee, as trustee, and Residual Beneficiary, as beneficiary with respect to the Trust Residual Interest, as evidenced by Public Instrument No. 55,929, as amended by that certain Amendment to Irrevocable Trust Agreement, dated as of November 28, 1997, by and between CR Cabos, Land Trustee and Residual Beneficiary, as evidenced by Public Instrument No. 51,158, as further amended by that certain Amendment to Irrevocable Trust Agreement dated as of March 3, 1998 by and between CR Cabos, Land Trustee and Residual Beneficiary, as evidenced by Public Instrument No. 51,403, and as further amended by that certain Amendment to Irrevocable Trust Agreement (Convenio Modificatorio del Contrato de Fideicomiso Irrevocable) dated as of April 26, 1999, as evidenced by Public Instrument No. 67,620 of Notary Public Number 103 for the Federal District of Mexico, executed by Land Trustee, as Trustee, CR Cabos, as beneficiary with respect to the Trust Use Rights, Lender, as beneficiary in guaranty with respect to the Trust Use Rights and Residual Beneficiary, as beneficiary with respect to the Trust
     Residual Interest, as it may be from time to time renewed, amended, restated or replaced, (ii) with respect to the Club Regina Resort at Cancun, that certain Irrevocable Trust Agreement, dated as of August 18,
     1997, by and between Promotora Turistica Nizuc, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital (predecessor-in-interest to CR Cancun) both as trustor and beneficiary with respect to the Trust Use Rights, the Land Trustee, as trustee, and Residual Beneficiary as beneficiary with respect to the Trust Residual Interest, as evidenced by Public Instrument No. 55,928, as amended by that certain Amendment to Irrevocable Trust Agreement, dated as of November 28, 1997, by and between CR Cancun, Land Trustee and Residual Beneficiary, as evidenced by Public Instrument No. 51,162, as further amended by that certain Amendment to Irrevocable Trust Agreement dated as of March 3, 1998, by and between CR Cancun, Land Trustee and Residual Beneficiary, as evidenced by Public Instrument No. 51,404, and as further amended by that certain Amendment to Irrevocable Trust Agreement (Convenio Modificatorio del Contrato de Fideicomiso Irrevocable) dated as of April 26, 1999, as evidenced by Public Instrument No. 67619 of Notary Public Number 103 for the Federal District of Mexico, executed by Land Trustee, as Trustee, CR Cancun, as beneficiary with respect to the Trust Use Rights, Lender, as beneficiary in guaranty with respect to the Trust Use Rights and Residual Beneficiary, as beneficiary with respect to the Trust Residual Interest, as it may be from time to time renewed, amended, restated or replaced, (iii) with respect to the Club Regina Resort at Puerto Vallarta, that certain Irrevocable Trust Agreement, dated as of August 18, 1997, by and between

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     Promotora y Desarrolladora  Pacifico, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital (predecessor-in-interest to CR Puerto Vallarta), both as trustor and beneficiary with respect to the Trust Use Rights, the Land Trustee, as trustee, and Residual Beneficiary, as beneficiary with respect to the Trust Residual Interest, as evidenced by Public Instrument No. 55,927, as amended by that certain Amendment to Irrevocable Trust Agreement, dated as of November 28, 1997, by and between CR Puerto Vallarta, Land Trustee and Residual Beneficiary as evidenced by Public Instrument No. 51,159, as further amended by that certain Amendment to Irrevocable Trust Agreement dated as of March 3, 1998 by and between CR Puerto Vallarta, Land Trustee and Residual Beneficiary, as evidenced by Public Instrument No. 51,405, and as further amended by Amendment to
     Irrevocable  Trust  Agreement  (Convenio   Modificatorio  del  Contrato  de
     Fideicomiso Irrevocable) dated as of April 26, 1999, as evidenced by Public Instrument No. 67,618 of Notary Public Number 103 for the Federal District of Mexico, executed by Land Trustee, as Trustee, CR Puerto Vallarta, as beneficiary with respect to the Trust Use Rights, Lender, as beneficiary in guaranty with respect to the Trust Use Rights, and Residual Beneficiary, as beneficiary with respect to the Trust Residual Interest, as it may be from time to time renewed, amended, restated or replaced; and (iv) with respect to the Acapulco Project, that certain Irrevocable Trust Agreement (El Contrato de Fideicomiso Irrevocable) dated as of November 30, 1999, as
     evidenced  by  Public   Instrument   No.  ____  of  Notary   Public  Number
     ________________ for the Federal District of Mexico, executed by Land Trustee as trustee, Promotora, both as trustor and as beneficiary with respect to the Trust Use Rights, Lender, as beneficiary in guaranty with respect to the Trust Use Rights, and Residual Beneficiary, as beneficiary with respect to the Trust Residual Interest, and Villa Vera, as it may from time to time be renewed, amended, restated or replace. The term Guaranty Trust shall mean any of the Guaranty Trusts."

          "'Improvements' shall mean any of the Units or any amenities, improvements, common areas, buildings or other structures which are located on any of Club Regina Resort at Cancun, Club Regina Resort at Puerto Vallarta, Club Regina Resort at Los Cabos or the Acapulco Project, or that constitute either Trust Residual Interest or the Trust Use Rights."

          "'Instrument' shall mean a purchase money promissory note which has arisen out of a sale of a Time-Share Interest by Borrower to a Purchaser, and is made payable by such Purchaser in favor of one of CR Cabos, CR
     Cancun, CR Puerto Vallarta, Promotora, Villa Vera or a predecessor in interest thereto."

          "'Inventory Collateral' shall mean the Trust Use Rights and all other property and property rights of a Borrower (whether real or personal) which have been conveyed to Land Trustee for the benefit of Lender as a beneficiary in guaranty under the Guaranty Trusts."

          "'Permitted Encumbrances' shall mean the rights, restrictions, reservations, encumbrances, easements and liens of record which Lender has agreed to accept as set forth in Exhibit B of the Original Loan Agreement and as set forth in Exhibit A of the First Amendment (as to the Acapulco Project)."

          "'Personal Property' all equipment, furniture, furnishings, inventory, supplies, accounts, chattel paper and general intangibles at any time located at, arising out of the use of and/or used in connection with the operation of the Time-Share Project, together with the cash and non-cash proceeds thereof."

          "Pledge  Agreement'  shall mean  individually and  collectively,  that certain Security Agreement dated as of November 23, 1998, between Receivables Trustee and Lender, pursuant to which Receivables Trustee has granted to Lender a security interest in the Receivables Collateral owned by Receivables Trustee under the Club Regina Trust I and Club Regina Trust II, as amended by that certain First Amendment to Security Agreement dated as of April 23, 1999, between Receivables Trustee and Lender, pursuant to which Receivables Trustee has granted to Lender a security interest in the Receivables Collateral owed by Receivables Trustee under the Club Regina Trust III, and as further amended by that certain Second Amendment to Security Agreement dated of even date with the First Amendment between Receivables Trustee and Lender, as security for Borrower's payment and Performance of the Obligations and as security for Receivables Trustee's Performance of Receivables Trustee's obligations under such Pledge Agreement and in form and substance acceptable to Lender in its discretion, as it may be from time to time renewed, amended, restated or replaced."

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          "'Resort  Property'  shall mean, as the context  requires,  either the
     Club Regina Resort at Cancun, the Club Regina Resort at Los Cabos, the Club Regina Resort at Puerto Vallarta or the Acapulco Project."

          "'Title Policy' shall mean a Lender's policy or policies of title insurance in the amount of Sixteen Million Five Hundred Thousand Dollars ($16,500,000) issued by the Title Insurer and in form and substance and accompanied by such endorsements (including without limitation, a "concurrent policy endorsement" and a "last-dollar-out endorsement") satisfactory to Lender wherein the insured instrument shall be the Guaranty Trusts, which Title Policy shall assure Lender that the Trust Use Rights are contained within the applicable Guaranty Trust subject only to the Permitted Encumbrances and which Title Policy shall further assure the Lender that it is a beneficiary in guaranty with respect to the Trust Use Rights under each of the Guaranty Trusts."

     2.2 Corporate Status. Paragraph 5.1 of the Original Loan Agreement shall be amended by adding a subparagraph 5.1.8 and 5.19 thereof reading as follows:

          "5.1.8 Corporate Existence. Villa Vera is a duly organized and validly existing business organization of the type identified in the Schedule as Borrower's Type of Business Organization under the laws of the jurisdiction identified in the Schedule as Borrower's Jurisdiction of Organization and, subject to Borrower's compliance with paragraph 9.1 of the First Amendment, is authorized to do business in the state of Guerrero, Mexico and in each jurisdiction where Villa Vera is at any time selling Time-Share Interests or where at any time the location or nature of its properties or its business makes such qualification necessary. Subject to Borrower's compliance with paragraph 9.1 of the First Amendment, Villa Vera has full power and authority to carry on its business and own its property.

          5.1.9 Corporate Existence. Promotora is a duly organized and validly existing business organization of the type identified in the Schedule as Borrower's Type of Business Organization under the laws of the jurisdiction identified in the Schedule as Borrower's Jurisdiction of Organization and, subject to Borrower's compliance with paragraph 9.1 of the First Amendment, is authorized to do business in the state of Guerrero, Mexico and in each jurisdiction where Promotora is at any time selling Time-Share Interests or where at any time the location or nature of its properties or its business makes such qualification necessary. Subject to Borrower's compliance with paragraph 9.1 of the First Amendment, Promotora has full power and authority to carry on its business and own its property."

     2.3 Assessments and Reserves. Paragraph 5.13 of the Original Loan Agreement shall be amended by amending and restating subsection (a) thereof to read as follows:

          "5.13 (a) Subject to Borrower's compliance with paragraph 9.1 of the First Amendment as to the Acapulco Project, CR Cabos, CR Cancun, CR Puerto Vallarta, Promotora or Villa Vera, as appropriate, has authority to levy annual assessments to cover the costs of maintaining and operating the Time-Share Project with respect to the Time Share Project to which it holds the Trust Use Rights under the corresponding Guaranty Trust."


     2.4 Title. Paragraph 5.14 of the Original Loan Agreement shall be amended and restated in its entirety to read as follows:

          "5.14 Title to and Maintenance of Common Areas and Amenities; Other Title Matters. (a) The Land Trustee will at all times own, under the applicable Guaranty Trust, the furnishings in the Units and all the common areas in the Time-Share Project and other amenities which have been promised or represented as being available to Purchasers, free and clear of liens and security interests except for the Permitted Encumbrances; (b) no part of the Time-Share Project is or will be subject to partition by the owners of Time Share Interests; and (c) all access roads and utilities and off-site improvements necessary to the use of the Time-Share Project will have been dedicated to and/or accepted by the responsible governmental authority or utility company or are owned by an association of owners of property in a larger planned development or developments of which the Time-Share Project is a part. CR Cancun is lawfully seized of a good and marketable title to the Inventory Collateral located at the Club Regina Resort at Cancun. CR Puerto Vallarta is lawfully seized of a good and marketable title to the Inventory Collateral located at Club Regina Resort at Puerto Vallarta. CR Cabos is lawfully seized of a good and marketable title to the Inventory Collateral located at the Club Regina Resort at Los Cabos. Promotora is lawfully seized of a good and marketable title to the

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     Inventory Collateral located at the Acapulco Project. CR Cancun is lawfully
     seized  of  a  good  and  marketable   title  to  any  insurance   policies
     constituting Receivables Collateral located at the Club Regina Resort at Cancun. CR Puerto Vallarta is lawfully seized of a good and marketable title to any insurance policies constituting Receivables Collateral located at the Club Regina Resort at Puerto Vallarta. CR Cabos is lawfully seized of a good and marketable title to any insurance policies constituting Receivables Collateral located at the Club Regina Resort at Los Cabos. Promotora is lawfully seized of a good and marketable title to any insurance policies constituting the Receivables Collateral located at the Acapulco Project. Cabos Sub and Puerto Vallarta Sub are lawfully seized of a good and marketable title to the Receivables Trust Collateral. Puerto Vallarta Sub, Cabos Sub, Cancun Sub and Promotora are lawfully seized of a good and marketable title to the balance of the Receivables Collateral. Borrower is lawfully seized of a good and marketable title to the balance of the Collateral. The Collateral is free from liens, claims, restrictions or encumbrances, except the Permitted Encumbrances. Borrower does hereby warrant and shall forever defend the Collateral against the claims of all persons whatsoever, subject however to the Permitted Encumbrances."

     2.5 Restrictions on Liens or Transfers. Paragraph 6.2(c) of the Original Loan Agreement, clause (iii) thereof, shall be amended by deleting the words "section 4.08" and substituting therefor the words "section 4.08 or section 4.10."

     2.6 Schedule.

          2.6.1. Section S.3 of the Schedule is hereby amended by amending and restating the following subparagraph as follows:

               "(d) 1. Inventory Loan Borrowing Term Expiration Date: December 31, 1999.

               (e) 1. Inventory Loan Fee: One Hundred Ten Thousand Dollars ($110,000) paid under the Original Loan Agreement and Thirty Thousand Dollars ($30,000) paid under the First Amendment.

               (f) 1. Inventory Loan Maturity Date: June 30, 2001.

               (g) 1. Inventory Loan Opening Prepayment Date: The date which is twelve (12) months from the First Amendment Closing Date.

               (j) 1. Maximum Loan Amount: The lesser of (i) Thirty-Four Million Dollars ($34,000,000) or (ii) the maximum amount of Indebtedness (as defined in the Indenture) that Borrower and Guarantor may incur under the Indenture, taking into account the amount of any other Indebtedness then owed by Borrower, Guarantor or any Restricted Subsidiary (as defined in the Indenture), which, by virtue of its amount or nature, is restricted by the Indenture.

               (k) 1. Maximum Inventory Loan Amount: Sixteen Million Five Hundred Thousand Dollars ($16,500,000).

               (q) 1. Receivables Loan Opening Prepayment Date: The date which is two (2) years from the First Amendment Closing Date.

               (v) 1. Time Share Project: Club Regina Resort at Los Cabos, Club Regina Resort at Puerto Vallarta, Club Regina Resort at Cancun and the Acapulco Project.

               (x) 2.9(a) Payment of Inventory Loan Fee: The Inventory Loan Fee payable in connection with the Original Loan Agreement was payable in full in the earlier of April 15, 1999 or concurrently with the first Advance of the proceeds of the Inventory Loan. The Inventory Loan Fee payable in connection with the First Amendment shall be payable in full on the First Amendment Closing Date or, in the event the transaction is evidenced by the First Amendment fails to close, upon demand, in consideration of Lender's holding itself ready, willing and able to amend the Original Loan Agreement upon the terms and conditions set forth in the First Amendment. The Inventory Loan Fee due in connection with the First Amendment may be withheld from the proceeds of any Advance."

          2.6.2. Section S.3(ee) of the Schedule shall be amended by adding a subsection (8) and (9) thereof reading as follows:

               "(8) Villa Vera: A Mexican limited responsibility corporation with variable capital.

               (9) Promotora: A Mexican limited responsibility corporation with variable capital."

          2.6.3. Section S.3(ff) of the Schedule shall be amended by adding a subsection (8) and (9) thereof reading as follows:

               "(8) Villa Vera: Mexico.

               (9) Promotora: Mexico."

          2.6.4. Sections S.3(gg) and (hh) of the Schedule shall be amended by adding a subsection (8) and (9) thereof reading as follows:

               "(8) Villa Vera: Boulevard Adolfo Ruiz Cortinez No. 3642 P.B. y Piso 7 Col. Jardines del Pedregal C.P. 01900, Mexico DF

               (9) Promotora: Boulevard Adolfo Ruiz Cortinez No. 3642 P.B. y Piso 7 Col. Jardines del Pedregal C.P. 01900, Mexico DF"

          2.6.5. Section S.4 of the Schedule, before giving affect to this Amendment, shall be applicable with respect to all Time-Share Interests sold prior to November 1, 1999. With respect to all Time-Share Interests sold on or after November 1, 1999, Section S.4 of the Schedule is hereby amended and restated in its entirety to read as follows:

               "S.4 No later than the fifteenth day of each month, Borrower shall make to Lender a payment (the "Interval Sales Payment") in the amount of Three Thousand Two Hundred Thirty Four and 30/100 Dollars ($3,234.30) (or One Thousand Six Hundred Seventeen and 15/100 Dollars $1,617.15) with respect to a particular Time-Share Interest that entitles a Purchaser to occupy a Unit every other calendar year), for each Time-Share Interest sold during the immediately previous calendar month. Lender shall have the right to make a draw upon the Receivables Loan in order to make such Interval Sales Payments or in order to make any other payments required under the Inventory Loan Note in the event such payments are not made by Borrower in a timely fashion. Interval Sales Payments shall be applied to the unpaid principal balance of the Inventory Loan. In consideration of the payment by Borrower to Lender of an Interval Sales Payment with respect to a particular Time-Share Interest, Lender agrees to grant nondisturbance rights in favor of the Purchaser of such Time-Share Interest more fully provided in the Guaranty Trusts.

          2.7. Eligibility. Exhibit A (Conditions of Eligible Instrument) to the Original Loan Agreement shall be amended by amending and restating subparagraph (l) and by amending and restating the introductory portion of subparagraph (o) to read as follows:

               "(l) The Instrument executed by a Purchaser who is a United States resident and representing the financed portion of the purchase price of a Time-Share Interest is held by the Receivables Trustee in the Receivables Trust. In all other circumstances, the Instrument is owned by Cancun Sub, Cabos Sub, Puerto Vallarta Sub or Promotora.

               (o) The Instruments contained within the Club Regina Trust II shall contain language substantially similar to the following:"

          2.8 Certain Exhibits. Exhibit C (Borrower's Certificate), Exhibit E-1 (Request for Receivables Loan Advance and Certification), Exhibit E-2 (Receivables Assignment) and Exhibit F (Request for Inventory Loan Advance and Certification) to the Original Loan Agreement shall be amended and restated in their entirety by substituting in lieu thereof, those forms of Exhibits B, C, D and E, respectively, attached to this Amendment.

          3. Advances. Subject to the satisfaction of all conditions precedent to the making of Advances set forth in the Original Loan Agreement and in this First Amendment, including without limitation, the conditions set forth in paragraph 4.2(b) of the Original Loan Agreement, the proceeds of the Inventory Loan to be advanced to the Borrower pursuant to this Amendment shall be advanced to Borrower on the First Amendment Closing Date. The initial Advance shall be in the amount of Seen Million Fifteen Thousand Five Hundred Thirty-four and 24/100 United States Dollars (U.S. $7,015,534.24), calculated in the manner set forth on the spreadsheet attached hereto as Exhibit F. The sum of One Hundred Twenty Thousand

     Dollars ($120,000) shall be advanced to Borrower after such time as Borrower demonstrates to Lender that those amounts owed to the contractors described in the attached Exhibit G have been paid by Borrower, substantiated by evidence acceptable to Lender, and Lender is otherwise satisfied that all renovation activity performed by Promotora or its Affiliates at the Acapulco Project has been completed and all costs incurred in connection therewith have been paid. The proceeds of such Advance shall be used by Promotora (i) to complete Promotora's purchase of the Acapulco Project from Bancomer, S.A., by paying all amounts due and owing by Promotora to Bancomer, S.A., in connection with such acquisition, pursuant to that certain Contrato de Promesa de Compraventa Sujeta a Condicion Resolutoria between Bancomer, S.A., and CR Puerto Vallarta dated May 4, 1998, as amended by that certain Convenio Modificatorio among Bancomer, S.A., Promotora and CR Puerto Vallarta dated July 29, 1999, (ii) to pay loan closing costs, including the Inventory Loan Fee due in connection with this Amendment, (iii) to establish an interest reserve (in addition to the interest reserve established under paragraph 2.4 of the Original Loan Agreement) in the amount of Eight Hundred Eighty Seven Thousand United States Dollars (U.S. $887,000) and (iv) for acquisitions, development, working capital and repayment of existing obligations. The aforementioned interest reserve shall be used by Lender to pay interest on the Inventory Loan, as and when payable, and shall not accrue interest until such reserves are drawn upon. Following the exhaustion of said interest reserve and the interest reserve established under paragraph 2.4 of the Original Loan Agreement, interest on the Inventory Loan shall be paid by Borrower from Borrower's internally generated cash or from other sources. Notwithstanding the provisions of paragraph 2.2 of the Original Loan Agreement which provide in part that Borrower does not have the right to obtain Advances of the Inventory Loan as to any portion of the Inventory Loan that has been previously repaid, those payments received by Lender between August 6, 1999 and the First Amendment Closing Date shall be available to Borrower to reborrow on the First Amendment Closing Date to the extent necessary to create sufficient loan proceeds to fully fund the amount of the Advance described in this paragraph.

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                                       8

          4. Assumption. Each of Villa Vera and Promotora has read all of the Loan Documents and is fully familiar with their contents. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH OF VILLA VERA AND PROMOTORA HAS REVIEWED THE PROVISION OF PARAGRAPHS 9.11, 9.12 AND 9.13 OF THE ORIGINAL LOAN AGREEMENT AND, BY INITIALING BELOW, ACKNOWLEDGES THAT THE FOREGOING PROVISIONS ARE MATERIAL INDUCEMENTS FOR LENDER'S MAKING ADVANCES TO FOR THE BENEFIT OF PROMOTORA AND VILLA VERA. Villa Vera and Promotora assumes the obligation to pay and perform and hereby agrees to pay and perform, on a joint and several basis with each other and the Original Borrowers, all of the covenants of the Original Borrowers contained in the Loan Documents and all of the Obligations, as if Villa Vera and Promotora were an original party to the Loan Documents. In addition, except as otherwise provided in this Amendment, each of Villa Vera and Promotora adopts, ratifies and makes as its own (as if Villa Vera and Promotora were an original party to the Loan Documents) and each Original Borrower hereby remakes and reaffirms, each representation and warranty of the Original Borrowers contained in the Loan Documents, each power of attorney appointment contained in the Loan Documents and each grant of a lien security interest or assignment of rights or privileges made by the Original Borrowers in the Loan Documents, all of which shall run to the benefit of Lender. Each Original Borrower agrees that all of the covenants of Villa Vera and Promotora contained in the Loan Documents (as amended by this Amendment) and each of the Obligations of Villa Vera and Promotora shall constitute joint and several covenants and obligations of each of the entities constituting the Original Borrowers.

                                          VillaVera's and  Promotora's  initials
                                           as to paragraphs 9.11 through 9.13 of
                                              the Original Loan Agreement ______


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                                       9

          5. Fees and Expenses. Borrower shall pay to Lender on demand all out pocket costs and expenses incurred or to be incurred by Lender or its counsel in connection with the initiation, documentation and closing of this Amendment and the making of Advances hereunder, including, without limitation, travel costs, all attorneys', notarys' and trustees' fees and expenses, any brokerage or similar fees, all filing and recording fees, all charges for consumer credit reports and all revenue and documentary stamp, intangible or other taxes. The foregoing fees and expenses may be withheld from the proceeds of any Advance.

          6. References. All references in the Loan Agreement to "this Agreement" shall be deemed to refer to the Original Loan Agreement as amended through the date hereof, and all references in any other Loan Document to the Original Loan Agreement shall be deemed to refer to the Original Loan Agreement as amended through the date hereof.

          7. No Other Changes. Except as expressly amended by this Amendment, all of the terms and conditions of the Original Loan Agreement shall remain in full force and effect and shall apply to any Advance thereunder.

          8. Conditions Precedent. This Amendment will not be effective unless and until each of the following conditions precedent have been satisfied, in form, manner and substance satisfactory to Lender prior to the First Amendment Closing Date:

               (a) Loan Documents. Borrower shall have delivered to Lender or caused to be delivered to Lender the following which shall be duly executed and delivered and in form and substance satisfactory to Lender, not later than the First Amendment Closing Date:

                    (i) this Amendment;

                    (ii) a First  Amended and  Restated  Receivables  Promissory
               Note, in the original principal amount of Twenty Million United States Dollars (U.S. $20,000,000);

                    (iii) a First  Amended  and  Restated  Inventory  Promissory
               Note, in the original principal amount of Sixteen Million Five Hundred Thousand United States Dollars (U.S. $16,500,000), which shall include, among other things, a revised principal amortization schedule;

                    (iv) an  Environmental  Certificate and Indemnity  Agreement
               with respect to the Acapulco Project;

                    (iv) a Consent of Guarantor and Amendment No. 2 to Corporate
               Guarantee and Subordination Agreement from the Required Guarantor which shall include, among other things, an amendment of the net worth covenant contained in the Guaranty;

                    (v) a commitment  from the Title  Insurer to issue the Title
               Policy, as redefined by this Amendment;

                    (vi) UCC financing  statements for filing and/or  recording, as appropriate, where necessary to perfect the security interests in the Collateral;

                    (vii) a favorable opinion or opinions (or at Lender's election, reaffirmations of the previous opinions delivered to Lender under the Original Loan Agreement) from each of Andrews & Kurth; Battle Fowler LLP; Lewis and Roca LLP; Santamarina y Steta and Creel, Garcia Cuellar y Muggenburg, which opinions shall cover such matters as Lender may reasonably require;

                    (viii) a favorable comfort letter from Gallastegui y Lozano;

                    (ix) those  consents  which Lender  requires the Borrower to obtain, or which Borrower is contractually or legally obligated to obtain, from others in connection with the transaction contemplated by this Amendment;

                    (x)  an  amendment  to  the  Guaranty   Trusts  executed  in
               connection with the Original Loan Agreement together with an additional Guaranty Trust with respect to the Acapulco Project;

                    (xi) a Second  Amendment  to  Assignment  of  Contracts  and
               Intangibles, Licenses and Permits;

                    (xii) a Second Amendment to Security Agreement;

                    (xiii) a Second Amendment to Lockbox Agreement;

                    (xiv) a Second Amendment to Oversight and Agency Agreement;

                    (xv) a Second Amendment to Servicing Agreement;

                    (xvi) a Second Amendment to Custodial Agreement; and

                    (xvi) such other documents as Lender may reasonably  require to effect the intent and purposes of this Amendment;

               (b) Organizational, Time-Share Project and Other Due Diligence Documents. Borrower shall have delivered to Lender prior to the First Amendment Closing Date:

                    (i) the Articles of Organization of Villa Vera and Promotora
               together with a certification from the appropriate officer of each of the Original Borrower certifying that the Articles of Organization delivered to Lender in connection with the Original Loan Agreement have not been amended in any respect or if amendments have occurred, certifying as to the accuracy of such amendments which shall be attached to the Certificate;

                    (ii) satisfactory evidence that the Required Guarantor is in compliance with the Indenture after giving effect to the indebtedness to be incurred pursuant to the Original Loan Agreement as amended through the date hereof and after giving effect to the indebtedness which, as of the date hereof, Borrower is contemplating incurring with Textron Financial Corporation and Bancomer, S.A.;

                    (iii) satisfactory evidence that upon the registration of the Guaranty Trust with respect to the Acapulco Project and compliance by Borrower with the provisions of paragraph 9.1 hereof, all Units within the Acapulco Project shall have been converted to time-share use;

                    (iv) satisfactory  evidence that the Required Guarantor will have sufficient liquidity (either in the form of a funded loan facility, equity infusion or committed loan facility with conditions of closing satisfactory to Lender) to enable the Required Guarantor to timely make the interest payment due on December 1, 1999 under the Indenture;

                    (v) satisfactory evidence that all renovation activity performed by Promotora or its Affiliates at the Acapulco Project, including the necessary renovations to the spa, have been completed and that all costs incurred in connection therewith have been paid. Such evidence shall include a letter from the contractor performing such renovation activity acknowledging payment in full of all amounts owed to him in connection with such activity. As to any renovation costs that have not been paid, Lender shall be authorized to withhold the amount of such unpaid costs from Advances made under the Loan Agreement;

                    (vi) an accounts  payable aging schedule dated no later than ten (10) days prior to the First Amendment Closing Date demonstrating that Borrower's and Required Guarantor's accounts payable have not significantly further aged from the September 14, 1999 aging schedule presented to Lender;

                    (vii) resolutions of each Borrower (or valid effective powers of attorney), of any and all Required Guarantors and (if any), of other sureties for the Obligations and, if applicable, of their respective managers, members and partners, to the extent any such entity is not a natural person, authorizing the execution and delivery of the Amendment and the documentation anticipated hereby, the transactions contemplated hereby and such other matters as Lender may require;

                    (viii) evidence of good standing for Required Guarantor from the state of its organization and evidence that Borrower and Required Guarantor have obtained all approvals, consents and business licenses which are necessary to enable each of them, as applicable, to execute the Amendment and the documentation contemplated hereby, consummate the Inventory Loan and Receivables Loan, contemplated by the Amendment and operate within Mexico;

                    (ix) satisfactory evidence that all taxes and assessments on the Acapulco Project due and payable as of the First Amendment Closing Date have been paid;

                    (x) a survey of the Acapulco  Project in form and  substance satisfactory to Lender and the Title Insurer;

                    (xi) all permits,  licenses,  approvals and certificates for the occupancy, use and operation of the Acapulco Project for time-share and other intended uses and for the sale of Time-Share Interests, including any necessary architectural committee approvals;

                    (xii) satisfactory evidence of access to and parking for the
               Acapulco Project adequate for time-share and hotel uses;

                    (xiii) a copy of all marketing contracts, management contracts, service contracts, operating agreements, equipment leases, space leases and other agreements pertaining to the Acapulco Project and which are necessary for the sale, operation and intended time-share use of the Acapulco Project and are not otherwise required pursuant to another item in this paragraph;

                    (xiv) satisfactory  evidence that each owner of a Time-Share
               Interest in the Acapulco Project will have available to it the quiet and peaceful enjoyment of the Time-Share Interest (including promised amenities and necessary easements) owned by it which cannot be disturbed so long as such owner is not in default of its obligations to pay the purchase price of its Time-Share Interest, to pay assessments to the Borrower, and to comply with reasonable rules and regulations pertaining to the use of the Time-Share Interest; and

                    (xv) satisfactory  evidence that upon the initial Advance of the Inventory Loan made pursuant to this Amendment, Villa Vera and Promotora will have good and marketable title to the Acapulco Project and to the balance of the Collateral to be pledged to Lender by Villa Vera and Promotora. In addition, satisfactory evidence that the security interests to be granted to Lender have been duly perfected as first and prior charges and security interests (subject only to the filing of the Guaranty Trusts (or amendments thereof, as applicable) with the appropriate public registries) and that there are no other legal charges or security interests filed against the Collateral.

                    (xvi) the agreement, in a form satisfactory to Lender, pursuant to which Promotora has conveyed to CR Puerto Vallarta the Time-Share Interest arising from the Acapulco Project.

               (c) Environmental Conditions. Lender shall be satisfied with the environmental condition of the Acapulco Project.

               (d)  Transfer  Fees.  Lender  shall  have  received  in form  and substance satisfactory to Lender, evidence of payment of transfer fees and taxes (if applicable) assessed by applicable governmental authorities in connection with the purchase of the Acapulco Project and the registration of the Guaranty Trusts (or of the amendments thereof, as applicable).

               (e) Credit Reports; Search Reports; Site Inspections. Lender shall have received, in form and substance satisfactory to Lender, the results of UCC searches (or its equivalent under Mexican law) with respect to Borrower, lien, litigation, judgment and bankruptcy searches (or its equivalent under Mexican law) for Borrower, any and all Required Guarantors and conducted in such jurisdictions as Lender deems appropriate and having a currency meeting Lender's requirements. A member of Lender's credit committee shall have inspected the Acapulco Project and shall be satisfied with the results of such inspection.

               (f) Organizational Structure. Lender shall be satisfied with the organizational structure of Villa Vera and Promotora.

               (g) Broker. If the services of a broker have been utilized by Borrower to arrange the Receivables Loan or the Inventory Loan to Promotora and Villa Vera, evidence that any fee due such broker or brokers has been paid or shall be paid. In any event, such fees are to be borne solely by Borrower.

               (h) Affiliation. Lender has received evidence satisfactory to it that the Acapulco Project is affiliated with either Resort Condominium International or Interval International and is in good standing with such exchange companies.

               (i) Marketing Agreements. Lender shall have received and approved all management and marketing agreements pertinent to the Acapulco Project (which shall be collaterally assigned to Lender pursuant to the CILP Assignment) and which agreements shall be terminable at Lender's option upon an Event of Default.

               (j) Time-Share Matters. Lender shall have (i) received and approved the Time-Share Program Consumer Documents used to sell the Time-Share Interests at the Acapulco Project, (ii) received legal opinions in form and substance and from counsel satisfactory to Lender as to the sufficiency and enforceability of such Time-Share Program Consumer Documents and as to such other matters concerning such Time-Share Program Consumer Documents as Lender shall require, (iii) received evidence that Borrower has obtained the Minimum Required Time-Share Approvals conditioned solely upon the delivery to PROFECO of (A) the public deed conveying the Acapulco Project to the applicable Guaranty Trust and (B) a copy of the insurance policy evidencing the maintenance by the Borrower of necessary insurance coverage as to the Acapulco Project.

               (k) Lot 16. Lender is satisfied with the agreements that have been reached between Promotora and Bancomer, S.A. concerning the lot or lots within the Acapulco Project that were not included within Bancomer's original adjudication and Lender has the benefit of those agreements.

               (l) Default. There shall not then exist an Incipient Default or an Event of Default.

               (m) Representations and Warranties. All the representations and warranties of the Borrower and Required Guarantor in the Loan Documents shall be true and correct, in all material respects, before and after giving effect to the making of this Amendment.

               (n) Costs. Borrower shall have paid all closing costs, recording fees and taxes, appraisal fees and expenses, travel expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the preparation of, closing of and disbursement of the advances pursuant to this Amendment, which costs, fees and expenses may be payable from the first advance made pursuant to this Amendment.

               (o) Material Adverse Change. There has occurred no material adverse change in the business, operations, profits or prospects of Borrower or Required Guarantor or on the condition of Borrower's or Required Guarantor's assets from and after the date of the last financial statements of Borrower or Required Guarantor submitted to Lender.

          9. Covenants and Representations.

          9.1 Borrower agrees to deliver those items listed in paragraph 8(j) hereof to PROFECO and obtain all necessary time-share approvals from the State of Guerrero, no later than the earlier of (i) the first Advance of any proceeds of the Receivables Loan against Eligible Instruments arising from the Acapulco Project or (ii) January 31, 2000;

          9.2 Borrower agrees to diligently enforce all of the obligations owed by Bancomer, S.A. to Promotora and Villa Vera as the seller of the Acapulco Project. At such time as Bancomer, S.A. has acquired title to the Lot 16 (as hereinafter identified), Borrower shall immediately thereafter acquire the same from Bancomer, S.A. and thereafter convey the same into the applicable Guaranty Trust. Borrower shall thereafter use its diligent and best efforts to obtain a perpetual ingress and egress easement over Paso Privado and shall cause such easement to be conveyed into the applicable Guaranty Trust. For purposes thereof, "Lot 16" shall mean that parcel of property between Polygon E and Paso Privado as reflected on the survey of the Acapulco Project delivered to Lender pursuant to Paragraph 8(b)(x);

          9.3 Promptly upon written request, the Borrower shall, and shall likewise cause Remainder Company and the Land Trustee to execute, further amendments to those Guaranty Trusts executed in connection with the Original Loan Agreement so as to include within the text of such Guaranty Trusts, any language that was contained in the final version of such trusts but which was not included within the public instrument prepared by the applicable Notary Public. Borrower shall thereafter promptly cooperate with Lender in connection with the registration of such amendments. In connection therewith, Borrower shall cause the Title Policy to be endorsed, at the sole cost and expense of Borrower, to include such amendments within Schedule A thereof and to assure Lender that such amendments remain in the same priority as the original Guaranty Trusts. Promptly upon written request, Borrower grant in favor of Lender a power of attorney sufficient in form and substance under Mexican law for purposes of permitting Lender to exercise all of power of attorney rights granted to Lender under the Loan Documents. Furthermore, promptly upon written request, Borrower shall grant in favor of Lender a first priority lien and security interest under Mexican law on all furniture, furnishings, fixtures, machinery, equipment and other related personal property, together with all contracts, permits, licenses and approvals, located in or on or used in connection with the Time-Share Project, in form and substance satisfactory to Lender. Borrower shall not execute any documents or instruments relating to its contemplated loan facilities with Textron Financial Corporation or Bancomer, S.A. in a form that has not been approved by Lender.

          9.4 Borrower agrees not to consent to the making of any amendments to the loan agreement or other documents executed by Borrower with either of Textron Financial Corporation or Bancomer, S.A. that would materially and adversely affect Lender or be contrary to the express provisions of any intercreditor agreement between Lender and either of the aforementioned other lenders.

          9.5 With respect to the Acapulco Project, Borrower warrants and represents to Lender as follows, which representations and warranties shall be deemed made and reaffirmed prior to the making of each Advance:

          9.5.1 The Acapulco Project is zoned for time-share and other intended uses and, subject to the provisions of paragraph 9.1 hereof, all approvals required for such uses under any covenants, conditions and restrictions have been obtained. The present use of the Acapulco Project will not violate any existing bylaws, restrictions, covenants or regulations affecting the Acapulco Project;

          9.5.2 The Acapulco  Project is not located  within a flood prone area;
     and
          9.5.3 There exists current and reasonably anticipated continued availability of utilities necessary to serve the Acapulco Project for time-share and other intended uses.

          10. Indebtedness Acknowledged. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents represent valid, enforceable and collectable obligations of each Borrower. Borrower acknowledges that the indebtedness evidenced by the Loan Documents is just and owing and agrees to pay the indebtedness in accordance with the terms of the Loan Documents. Borrower acknowledges that as of the date hereof, it has (i) no defense (personal or otherwise), counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or as a basis to reduce or eliminate all or any part of its liability to repay the Receivables Loan or the Inventory Loan and (ii) no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Loan Documents. Borrower further acknowledges and represents that no Event of Default or Incipient Default has occurred either before or after giving effect to this Amendment and the execution and delivery of the First Amended and Restated Receivables Promissory Note and the First Amended and Restated Inventory Promissory Note.

          11. Reaffirmation of Warranties. Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof. Borrower represents and warrants to Lender that, with respect to the financing transaction herein contemplated, no person or entity is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold Lender harmless against any and all such claims.

          12. Ratification of Terms and Conditions. All terms, conditions and provisions of the Loan Agreement, and of each of the other Loan Documents, shall continue in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby or pursuant hereof. In the event of any conflict between the terms and conditions of this Amendment and any of the other Loan Documents, the provisions of this Amendment shall control.

          13. Other Writings. Lender and Borrower will execute such other writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Amendment.

          14. Benefit of this Amendment. The terms and provisions of this Amendment and the other Loan Documents shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower shall not have any right to assign its rights under this Amendment or any of the Loan Documents or any interest therein without the prior written consent of Lender.

          15. CHOICE OF LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN, THIS AMENDMENT AND THE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES.

          16. Entire Agreement. Except as modified by this Amendment, the Loan Documents remain in full force and effect. The Loan Documents as modified by this Amendment embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.

          17. Counterparts. This Amendment may be executed in any number of separate counterparts, all of which when taken together shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by Persons duly authorized on the day and year first above written.


          "BORROWER"              CR   RESORTS  CANCUN,  S. de R.L.  de C.V.,  a
                                  Mexican  limited  responsibility   corporation
                                  with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  CR RESORTS LOS CABOS, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  CR RESORTS PUERTO  VALLARTA,  S.  de  R.L.  de
                                  C.V.,   a   Mexican   limited   responsibility
                                  corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  CORPORACION  MEXITUR,  S   de  R.L.  de  C.V.,
                                  a Mexican limited responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  CR  RESORTS   CANCUN  TIMESHARE  TRUST,  S. de
                                  R.L. de C.V., a Mexican limited responsibility corporation with variable capital



                                  By:
                                  Type/Print Name:
                                  Title:


                                  CR RESORTS CABOS TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital



                                  By:
                                  Type/Print Name:
                                  Title:


                                  CR  RESORTS  PUERTO  VALLARTA TIMESHARE TRUST,
                                  S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:

                                  PROMOTORA  VILLA  VERA,  S. de R.L. de C.V., a
                                  Mexican  limited   responsibility  corporation
                                  with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  VILLA VERA RESORT,  S.  de  R.L.  de  C.V.,  a
                                  Mexican  limited   responsibility  corporation
                                  with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


          "LENDER"                FINOVA   CAPITAL   CORPORATION,   a   Delaware
                                  corporation


                                  By:
                                  Type/Print Name:
                                  Title:

                                    EXHIBIT A

                    Permitted Encumbrance - Acapulco Project

1.   Taxes which are not yet due and payable.

2. Proceedings by a public agency which may result in Taxes (taxes, interest, actualization and penalties collectively referred to herein as "Taxes") or assessments, or notice of such proceedings, including but not limited to taxes derived out of the mergers and spin-offs associated with this transaction, unless shown by the records of such agency or by the public records.

3. No insurance afforded as to the exact square meters and/or acreage contained in the land described herein.

4.   Water rights or claims or title to water.

5. Any rights in favor of the public to use all or a portion of said land for beach and/or recreational purposes, or any rights, interest or claims which may exist or arise by reason of a portion of said land being used by the public for access to and from the adjoining body of water known as the Pacific Ocean.

6. Any adverse claim based upon the assertion that same portion of said land is in tide or submerged land, or has been created by artificial means or has accreted to said portion so created.

7. Survey entitled Levantamiento Topagrafico Hotel Villa Vera, Lomas del Mar No. 35 Col. Condesa, Acapulco, Gro. Certified on November 17, 1999 pertaining to the real property known as the Hotel Villa Vera, Port-Town of Acapulco, State of Guerrero, Mexico (the "Survey"). Said Survey shows the following:
     a. Encroachment of stairs along the west side of Lot 38 into Brisas Del Mar;
     b. Encroachment of a wall along the north side of the lot known of Fraccion II onto the adjoining property;
     c. Encroachment of the house, terrace and pool of the "Casa Julio" onto the adjoining property
          (Note: This exception will be omitted upon the successful
          Adjudication by Bancomer of Lot 16 and subsequent transfer to owner);
     d. Access road and right-of-way of third parties along the west side of the lot known as "Polygon E"; and
     e. Access and right-of-way of third parties over Calle Privada (also known as the "Unnumbered Lot").

                                    EXHIBIT B


                             BORROWER'S CERTIFICATE


     CR Resorts Cancun, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR Resorts Los Cabos, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR Resorts Puerto Vallarta, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; Corporacion Mexitur, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital and CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, Promotora Villa Vera,
S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital and Villa Vera Resort, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital (collectively "Borrower") hereby jointly and severally certify to FINOVA CAPITAL CORPORATION ("Lender") that (i) the total unpaid payments due under the Instruments described in Schedule A attached hereto and by this reference incorporated herein and the unpaid principal balance for each such Instrument is as set forth in Schedule A; and (ii) such Instruments are, individually and collectively, Eligible Instruments.

     Except as otherwise defined herein or the context otherwise requires, all capitalized terms used herein have the meaning given to them in the First Amended and Restated Loan and Security Agreement between Borrower and Lender dated as of April 23, 1999, as it may be from time to time renewed, amended, replaced or restated.

                           DATED:  ____________, ______.


          "BORROWER"              CR RESORTS CANCUN,  S.  de  R.L.  de  C.V.,  a
                                  Mexican  limited   responsibility  corporation
                                  with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:



                                  CR   RESORTS LOS CABOS, S. de R.L. de C.V.,  a
                                  Mexican limited   responsibility   corporation
                                  with  variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  CR RESORTS PUERTO VALLARTA, S. de R.L.de C.V., a Mexican limited responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  CORPORACION  MEXITUR, S de R.L.  de  C.V.,  a
                                  Mexican  limited   responsibility  corporation
                                  with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:

                                  CR RESORTS CANCUN TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  CR RESORTS CABOS TIMESHARE TRUST, S. de   R.L.
                                  de C.V., a Mexican limited responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  CR RESORTS PUERTO  VALLARTA  TIMESHARE  TRUST,
                                  S. de  R.L.   de  C.V.,   a  Mexican  limited
                                  responsibility   corporation   with   variable
                                  capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  PROMOTORA VILLA VERA,  S. de R.L.  de C.V.,  a
                                  Mexican  limited   responsibility  corporation
                                  with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  VILLA VERA RESORT,  S.  de  R.L.  de  C.V.,  a
                                  Mexican  limited   responsibility  corporation
                                  with variable capital.


                                  By:
                                  Type/Print Name:
                                  Title:

                                    EXHIBIT C


                      REQUEST FOR RECEIVABLES LOAN ADVANCE
                                AND CERTIFICATION


     The undersigned ("Borrower") requests FINOVA CAPITAL CORPORATION ("Lender") to make a Receivables Loan Advance in the sum of ___________________________________________ UNITED STATES DOLLARS (U.S.
$_____________) upon receipt hereof, pursuant to the First Amended and Restated Loan and Security Agreement between such parties dated as of _______________, 19____ (with any amendments, "Agreement").

     Borrower hereby certifies to Lender that (i) the total unpaid payments due under the Instruments for which the requested disbursement of the Receivables Loan is sought and the unpaid principal balance for each such Eligible Instrument is as set forth on Schedule A attached hereto and by this reference incorporated herein; (ii) the Instruments against which the requested disbursement of the Receivables Loan is sought are, individually and collectively, Eligible Instruments; (iii) no material adverse change has occurred in the financial condition or in the business and operations of Borrower since _______________, _____, the date of the last financial statements delivered to Lender; (iv) all representations and warranties contained in the Agreement are true and correct as of the date hereof; (v) neither an Event of Default nor an Incipient Default exists; and (vi) Borrower has Performed and complied with all agreements, covenants and conditions required by the Agreement to be Performed and complied with prior to or at the date of the requested disbursement of the Receivables Loan.

     Except as otherwise defined herein or the context otherwise requires, all capitalized terms used herein have the meaning given to them in the Agreement.

                  DATED:  ________________, ______.

          "BORROWER"              CR  RESORTS CANCUN,  S. de  R.L.  de  C.V.,  a
                                  Mexican  limited   responsibility  corporation
                                  with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  CR RESORTS LOS CABOS,  S. de R.L.  de C.V.,  a
                                  Mexican  limited   responsibility  corporation
                                  with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  CR RESORTS PUERTO VALLARTA, S.de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  CORPORACION  MEXITUR, S. de R.L.  de  C.V.,  a
                                  Mexican  limited   responsibility  corporation
                                  with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:

                                  CR RESORTS CANCUN TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  CR RESORTS CABOS TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  CR RESORTS PUERTO  VALLARTA  TIMESHARE  TRUST,
                                  S. de  R.L.  de  C.V.,   a   Mexican   limited
                                  responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  PROMOTORA  VILLA VERA, S. de R.L.  de C.V.,  a
                                  Mexican  limited   responsibility  corporation
                                  with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  VILLA VERA RESORT,  S.  de  R.L.  de  C.V.,  a
                                  Mexican  limited  responsibility   corporation
                                  with variable capital.


                                  By:
                                  Type/Print Name:
                                  Title:

                                    EXHIBIT D

              ASSIGNMENT OF INSTRUMENTS AND RECEIVABLES COLLATERAL


KNOW ALL MEN BY THESE PRESENTS:

     That U. S. Trust Company, National Association, as Trustee of the Club Regina Trust I; U.S. Trust Company, a national association, as Trustee of the Club Regina Trust II; U.S. Trust Company, National Association, as Trustee of the Club Regina Trust III; CR Resorts Cancun, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR Resorts Los Cabos,
S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR Resorts Puerto Vallarta, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; Corporacion Mexitur, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital; CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, CR Resorts Puerto Vallarta Timeshare Trust,
S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, Promotora Villa Vera, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital and Villa Vera Resort, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital (collectively, "Assignor"), as owner of the Instruments ("Instruments") described in Schedule A attached hereto and by this reference incorporated herein, together with all other items of Receivables Collateral pertaining to such Instruments, for Ten Dollars ($10.00) and other valuable consideration to it in hand paid by FINOVA Capital Corporation, a Delaware corporation ("Assignee"), the receipt whereof is hereby acknowledged, does by these presents grant, bargain, sell, assign, transfer and set over unto Assignee all of Assignor's interest in said Instruments and Receivables Collateral pertaining thereto.

     TOGETHER WITH all obligations therein secured, all moneys due and to become due thereunder, and all interest thereon, and all rights arising therefrom.

     For purposes hereof, the term Receivables Collateral shall be as defined in that certain First Amended and Restated Loan and Security Agreement between CR Resorts Cancun, S. de R.L. de C.V., CR Resorts Los Cabos, S. de R.L. de C.V., CR Resorts Puerto Vallarta, S. de R.L. de C.V., Corporacion Mexitur S. de R.L. de C.V., CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V, CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V., CR Resorts Cabos Timeshare Trust,
S. de R.L. de C.V., Promotora Villa Vera, S. de R.L. de C.V. and Villa Vera Resort, S. de R.L. de C.V. as Borrower and FINOVA Capital Corporation as Lender dated April 23, 1999, as amended.

     This Assignment may be executed in any number of separate counterparts, all of which, when taken together, shall constitute one and the same instrument, notwithstanding the fact that all parties have not signed the same counterpart.

     IN WITNESS WHEREOF, the Assignor has caused these presents to be executed the ___ day of ________________, 199__.


                                  "Assignor"

WITNESS:                          CR  RESORTS CANCUN,  S.  de R.L.  de  C.V.,  a
                                  Mexican  limited  responsibility   corporation
                                  with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


WITNESS:                          CR RESORTS  CANCUN,  S.  de R.L.  de  C.V.,  a
                                  Mexican  limited  responsibility   corporation
                                  with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:

WITNESS:                          CR RESORTS LOS CABOS,  S. de R.L.  de C.V.,  a
                                  Mexican  limited  responsibility   corporation
                                  with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


WITNESS:                          CR RESORTS PUERTO  VALLARTA,  S.  de  R.L.  de
                                  C.V.,    a  Mexican   limited   responsibility
                                  corporation  with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


WITNESS:                          CORPORACION MEXITUR,  S. de R.L.  de  C.V.,  a
                                  Mexican  limited  responsibility   corporation
                                  with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


WITNESS:                          CR RESORTS CANCUN TIMESHARE TRUST, S. de R.L.
                                  de C.V., a  Mexican  limited   responsibility
                                  corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


WITNESS:                          CR RESORTS CABOS TIMESHARE  TRUST, S. de R.L.
                                  de C.V., a  Mexican   limited   responsibility
                                  corporation   with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


WITNESS:                          CR  RESORTS PUERTO VALLARTA  TIMESHARE  TRUST,
                                  S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


WITNESS: PROMOTORA VILLA VERA, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:

WITNESS:                          VILLA  VERA  RESORT,  S.  de  R.L.  de   C.V.,
                                  a Mexican limited responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


WITNESS: U. S. TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee of the Club Regina Trust I


                                  By:
                                  Type/Print Name:
                                  Title:


WITNESS: U. S. TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee of the Club Regina Trust II


                                  By:
                                  Type/Print Name:
                                  Title:


WITNESS: U. S. TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee of the Club Regina Trust III


                                  By:
                                  Type/Print Name:
                                  Title:

STATE OF _____________     )
                           ) ss.
County of ______________   )

     The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by _______________________________________, the
__________________________ of CR Resorts Cancun, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.


                                  Notary Public in and for said State and County
My commission expires:





STATE OF _____________     )
                           ) ss.
County of ______________   )


     The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by _______________________________________, the
__________________________  of CR  Resorts  Los  Cabos,  S. de R.L.  de C.V.,  a
Mexican limited responsibility corporation with variable capital on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.


                                  Notary Public in and for said State and County
My commission expires:





STATE OF _____________     )
                           ) ss.
County of ______________   )

     The foregoing instrument was acknowledged before me this _____ day of ________________________, 1999, by _______________________________________, the
__________________________ of CR Resorts Puerto Vallarta, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.



                                  Notary Public in and for said State and County
My commission expires:

STATE OF _____________     )
                           ) ss.
County of ______________   )

     The foregoing instrument was acknowledged before me this _____ day of ________________________, 1999, by _______________________________________, the
__________________________ of Corporacion Mexitur, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.



                                  Notary Public in and for said State and County
My commission expires:





STATE OF _____________     )
                           ) ss.
County of ______________   )

     The foregoing instrument was acknowledged before me this _____ day of ________________________, 1999, by _______________________________________, the
__________________________ of CR Resorts Cancun Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.



                                  Notary Public in and for said State and County
My commission expires:





STATE OF _____________     )
                           ) ss.
County of ______________   )

     The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by _______________________________________, the
__________________________ of CR Resorts Cabos Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.



                                  Notary Public in and for said State and County
My commission expires:

STATE OF _____________     )
                           ) ss.
County of ______________   )

     The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by _______________________________________, the
__________________________ of CR Resorts Puerto Vallarta Timeshare Trust, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.



                                  Notary Public in and for said State and County
My commission expires:





STATE OF _____________     )
                           ) ss.
County of ______________   )

     The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by _______________________________________, the
__________________________  of  Promotora  Villa  Vera,  S. de R.L.  de C.V.,  a
Mexican limited responsibility corporation with variable capital with variable capital, on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.



                                  Notary Public in and for said State and County
My commission expires:





STATE OF _____________     )
                           ) ss.
County of ______________   )

     The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by _______________________________________, the
__________________________ of Villa Vera Resort, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital, on behalf of such corporation. He/She is personally known to me or has produced __________________________ as identification.



                                  Notary Public in and for said State and County
My commission expires:

STATE OF _____________     )
                           ) ss.
County of ______________   )

     The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by _______________________________________, the
__________________________ of U. S. Trust Company, National Association, as Trustee of the Club Regina Trust I, on behalf thereof. He/She is personally known to me or has produced __________________________ as identification.



                                  Notary Public in and for said State and County
My commission expires:





STATE OF _____________     )
                           ) ss.
County of ______________   )

     The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by _______________________________________, the
__________________________ of U. S. Trust Company, National Association, as Trustee of the Club Regina Trust II, on behalf thereof. He/She is personally known to me or has produced __________________________ as identification.



                                  Notary Public in and for said State and County
My commission expires:





STATE OF _____________     )
                           ) ss.
County of ______________   )

     The foregoing instrument was acknowledged before me this _____ day of ____________________, 1999, by _______________________________________, the
__________________________ of U. S. Trust Company, National Association, as Trustee of the Club Regina Trust III, on behalf thereof. He/She is personally known to me or has produced __________________________ as identification.



                                  Notary Public in and for said State and County
My commission expires:

                                   SCHEDULE a
                          to assignment of instruments



                  Purchaser

                  Date

                  Original Principal

                  Amount Secured

                                    EXHIBIT E


                       REQUEST FOR INVENTORY LOAN ADVANCE
                                AND CERTIFICATION

     The undersigned ("Borrower") requests FINOVA CAPITAL CORPORATION ("Lender") to make an Inventory Loan Advance in the sum of ______________________________ UNITED STATES DOLLARS (U.S. $__________) upon receipt hereof, pursuant to the First Amended and Restated Loan and Security Agreement between such parties dated as of ____________________, 19___ (with any amendments, "Agreement").

     Borrower hereby certifies to Lender that (i) the total aggregate number of unsold Time-Share Interests as of the date hereof as __________; (ii) no material adverse change has occurred in the financial condition or in the business and operations of Borrower since __________, _____, the date of the last financial statements delivered to Lender; (iii) all representations and warranties contained in the Agreement are true and correct as of the date hereof; (iv) neither an Event of Default nor an Incipient Default exists; and
(v) Borrower has Performed and complied with all agreements, covenants and conditions required by the Agreement to be Performed and complied with prior to or at the date of the requested disbursement of the Receivables Loan.

     Except as otherwise defined herein or the context otherwise requires, all capitalized terms used herein have the meaning given to them in the Agreement.

     DATED: ____________________.

     "BORROWER"                   CR  RESORTS  CANCUN,  S. de R.L.  de C.V.,  a
                                  Mexican  limited  responsibility   corporation
                                  with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  CR RESORTS LOS CABOS, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:


                                  CR RESORTS PUERTO VALLARTA, S.de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:



                                  CORPORACION  MEXITUR, S  de  R.L. de  C.V.,  a
                                  Mexican  limited  responsibility   corporation
                                  with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:



                                  CR RESORTS CANCUN TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital

                                  By:
                                  Type/Print Name:
                                  Title:



                                  CR RESORTS CABOS TIMESHARE TRUST, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:



                                  CR  RESORTS  PUERTO VALLARTA  TIMESHARE TRUST,
                                  S. de  R.L.  de  C.V.,   a   Mexican   limited
                                  responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:



                                  PROMOTORA VILLA VERA, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital


                                  By:
                                  Type/Print Name:
                                  Title:



                                  VILLA  VERA  RESORT, S.  de  R.L. de  C.V.,  a
                                  Mexican  limited  responsibility   corporation
                                  with variable capital.


                                  By:
                                  Type/Print Name:
                                  Title:

                                    EXHIBIT F


                                  Spread Sheet

                                    EXHIBIT G


                           Amounts owed to Contractors